UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 13, 2007
                                                 -------------------------------

            Securitized Asset Backed Receivables LLC Trust 2007-BR3
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                         (Exact name of issuing entity)

                    Securitized Asset Backed Receivables LLC
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             (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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              (Exact name of sponsor as specified in its charter)

 Delaware                        333-138183-09                    37-1472598
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 (State or other             (Commission File Number             (IRS Employer
  jurisdiction                 of issuing entity)               Identification
of incorporation                                               No. of depositor)
  of depositor)

          200 Park Avenue, New York, New York                     10166
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 (Address of principal executive offices of depositor)   (Zip Code of depositor)

Depositor's telephone number, including area code (212) 412-4000
                                                  ------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

         On June 13, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-BR3 Mortgage Pass-Through Certificates, Series 2007-BR3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, WMC Mortgage Corp., as a responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, Deutsche Bank National Trust Company (the "Trustee"), as trustee, and Wells Fargo Bank, N.A., as custodian. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $975,906,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated June 11, 2007, by and between the Depositor and the Underwriter.

         The Class X and Class P Certificates were sold by the Depositor to Securitized Asset Backed NIM Trust 2007-BR3 on June 13, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the Notes issued by Securitized Asset Backed NIM Trust 2007-BR3.

         Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 1 Underwriting Agreement, dated June 11, 2007, by and between the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Depositor, WMC Mortgage Corp., as a responsible party, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, the Trustee, and Wells Fargo Bank, N.A., as custodian.

Exhibit 10.1 Representations and Warranties Agreement, dated as of June 13, 2007, between Barclays Bank PLC and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 Interest Rate Swap Agreement, dated June 13, 2007, between Barclays Bank PLC, as swap provider, and the Trustee on behalf of Securitized Asset Backed Receivables LLC Trust 2007-BR3 (the "Trust") (included as Exhibit T to Exhibit 4).

Exhibit 10.3 Cap Agreement, dated June 13, 2007, between Barclays Bank PLC, as cap provider, and the Trustee on behalf of the Trust (included as Exhibit U to Exhibit 4).

         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2007                      SECURITIZED ASSET BACKED RECEIVABLES LLC

                                        By:  /s/ Paul Menefee
                                           -------------------------------------
                                           Name:  Paul Menefee
                                           Title: Vice President and Chief
                                                  Accounting Officer

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1                   Underwriting Agreement, dated June 11,             (E)
                    2007, by and between the Depositor and the Underwriter.

4                   Pooling and Servicing Agreement, dated as          (E)
                    of May 1, 2007, by and among the
                    Depositor, WMC Mortgage Corp., as a
                    responsible party, Barclays Capital Real
                    Estate Inc. d/b/a HomEq Servicing, as
                    servicer, the Trustee, and Wells Fargo
                    Bank, N.A., as custodian.

10.1                Representations and Warranties Agreement,          (E)
                    dated as of June 13, 2007, between
                    Barclays Bank PLC and the Depositor
                    (included as Exhibit O to Exhibit 4).

10.2                Interest Rate Swap Agreement, dated June           (E)
                    13, 2007, between Barclays Bank PLC, as
                    swap provider, and the Trustee on behalf of the Trust (included as Exhibit T to Exhibit 4).

10.3                Cap Agreement, dated June 13, 2007,                (E)
                    between Barclays Bank PLC, as cap
                    provider, and the Trustee on behalf of the Trust (included as Exhibit U to Exhibit 4).